UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2007
Kitty Hawk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0001-32284	75-2564006
(State or other jurisdiction of incorporation)	(Commission File Number) File Number)	(IRS Employer Identification No.)

1515 West 20th Street P.O. Box 612787 DFW International Airport, Texas	75261
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 456-2200
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.
     On October 15, 2007, Kitty Hawk, Inc. and all of its wholly-owned subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Texas, Fort Worth Division. The Court has jurisdiction over this proceeding as of the date of the filing of the petitions. The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The filing is part of the Company’s efforts to address financial challenges and identify a strategic or financial investor.
     A copy of the press release announcing the filings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release, dated October 15, 2007, regarding the Company’s filings under the Bankruptcy Code.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITTY HAWK, INC.
Date: October 15, 2007	By:	/s/ Steven E. Markhoff
		Name:	Steven E. Markhoff
		Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release, dated October 15, 2007, regarding the Company’s filings under the Bankruptcy Code.